Lease Arrangements (Tables)	6 Months Ended
Jun. 30, 2020
Lease Arrangements
Schedule of future minimum rentals, expected to be earned on non cancellable time charters

The future minimum rentals, expected to be earned on non-cancellable time charters and bareboat charters classified as operating leases consisted of the following as of June 30, 2020 (in thousands):

Remainder of 2020	$206,915
2021	365,730
2022	281,494
2023	189,129
2024	57,070
2025 and thereafter	62,212
Total future rentals	$1,162,550